Exhibit 99c

Unaudited Quarterly Pro Forma Condensed Combined Financial Statements

As a convenience to the reader, we are updating our Unaudited Pro Forma Condensed Combined Consolidated Statements of Income for each quarter of 2006 and 2005, adjusted to give effect to AT&T Inc.’s (AT&T) acquisitions of AT&T Corp. and BellSouth Corporation (BellSouth) as if they had occurred on January 1, 2005, to reflect immaterial adjustments, namely, to consolidate YellowPages.com and to conform certain accounting policies between the companies. These Unaudited Pro Forma Condensed Combined Statements of Income do not give effect to the adjustment for deferred revenues and expenses for directories delivered in the year prior to the merger. Had we included the adjustment for these directory deferred revenues and expenses our annual 2005 Operating Revenues would have been reduced by $892 million and our Operating Expenses would have been reduced by $191.

The pro forma amounts have been developed from the unaudited condensed consolidated financial statements contained in the Quarterly Reports on Form 10-Q filed by AT&T, AT&T Corp, BellSouth and AT&T Mobility (formerly Cingular Wireless) and the unaudited books and records of the acquired companies for the quarterly period prior to the respective acquisition dates. Pro forma information was originally included in our Form 8-K/A filed with the Securities and Exchange Commission on January 25, 2007

The table below provides summarized quarterly information and includes reclassifications to conform presentation of AT&T Corp, BellSouth and AT&T Mobility expense items. Additional revenue information and pro forma segment information is provided following these tables.

AT&T INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR THE QUARTERS AND YEAR ENDED 2006
Dollars in millions

	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Total Operating Revenues	$28,900	$29,204	$29,392	$29,558	$117,054
Operating Expenses
Cost of sales, selling, general and administrative	19,523	19,230	18,632	19,255	76,640
Depreciation and amortization	5,518	5,406	5,307	5,285	21,516
Total Operating Expenses	25,041	24,636	23,939	24,540	98,156
Operating Income	3,859	4,568	5,453	5,018	18,898
Interest expense	932	928	923	884	3,667
Other income (expense) - net	134	156	182	149	621
Income Before Income Taxes	3,061	3,796	4,712	4,283	15,852
Provision (benefit) for income taxes	1,079	1,326	1,696	1,444	5,545
Net Income	$1,982	$2,470	$3,016	$2,839	$10,307

AT&T INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR THE QUARTERS AND YEAR ENDED 2005
Dollars in millions

	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Total Operating Revenues	$29,016	$29,361	$29,239	$29,189	$116,805
Operating Expenses
Cost of sales, selling, general and administrative	19,817	20,083	19,696	20,954	80,550
Depreciation and amortization	5,949	5,776	5,582	5,634	22,941
Total Operating Expenses	25,766	25,859	25,278	26,588	103,491
Operating Income	3,250	3,502	3,961	2,601	13,314
Interest expense	1,012	960	950	945	3,867
Other income (expense) - net	200	(1)	383	273	855
Income Before Income Taxes	2,438	2,541	3,394	1,929	10,302
Provision (benefit) for income taxes	866	867	1,174	(275)	2,632
Income from Continuing Operations	1,572	1,674	2,220	2,204	7,670
Income from discontinued operations	381	-	-	-	381
Net Income	$1,953	$1,674	$2,220	$2,204	$8,051

AT&T INC.
PRO FORMA RESTATED CONSOLIDATED REVENUE BY PRODUCT SUPPLEMENTAL DETAIL FOR THE QUARTERS AND YEAR ENDED 2006
Dollars in millions

	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Operating Revenues
Voice	$11,109	$10,996	$10,850	$10,550	$43,505
Data	5,450	5,492	5,579	5,652	22,173
Wireless service	8,013	8,302	8,670	8,803	33,788
Directory	1,413	1,463	1,456	1,491	5,823
Other	2,915	2,951	2,837	3,062	11,765
Total Operating Revenues	$28,900	$29,204	$29,392	$29,558	$117,054

AT&T INC.
PRO FORMA RESTATED WIRELINE REVENUE BY PRODUCT SUPPLEMENTAL DETAIL FOR THE QUARTERS AND YEAR ENDED 2006
Dollars in millions

	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Operating Revenues
Voice	$11,417	$11,290	$11,162	$10,845	$44,714
Data	5,659	5,722	5,822	5,893	23,096
Transport	2,809	2,842	2,869	2,915	11,435
Packet-Switched	834	805	804	788	3,231
IP	2,016	2,075	2,149	2,190	8,430
Other	1,507	1,601	1,531	1,673	6,312
Total Operating Revenues	18,583	18,613	18,515	18,411	74,122

AT&T INC.
PRO FORMA RESTATED WIRELINE SEGMENT REVENUE BY CUSTOMER SUPPLEMENTAL DETAIL FOR THE QUARTERS AND YEAR ENDED 2006
Dollars in millions

	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Operating Revenues
Consumer In-region	$5,587	$5,600	$5,617	$5,549	$22,353
Business In-region	2,839	2,919	2,962	2,977	11,697
Wholesale	3,844	3,800	3,744	3,725	15,113
Enterprise	4,915	4,906	4,886	4,925	19,632
National Mass Markets	1,462	1,375	1,333	1,214	5,384
Other	(64)	13	(27)	21	(57)
Total Operating Revenues	$18,583	$18,613	$18,515	$18,411	$74,122

AT&T INC.
PRO FORMA SEGMENT REVENUES FOR THE QUARTERS AND YEAR ENDED 2006
Dollars in millions

	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Wireline – AT&T	$14,421	$14,436	$14,306	$14,315	$57,478
Wireline – BellSouth	4,369	4,363	4,387	4,281	17,400
Adjustments	(207)	(186)	(178)	(185)	(756)
Wireline Segment Pro Forma Revenues	$18,583	$18,613	$18,515	$18,411	$74,122

Wireless Segment Pro Forma Revenues	$8,988	$9,225	$9,561	$9,763	$37,537

Advertising & Publishing – AT&T	$923	$925	$921	$946	$3,715
Advertising & Publishing – BellSouth	506	547	537	563	2,153
Advertising & Publishing – Yellopages.com	29	35	33	33	130
Adjustments	(24)	(26)	(22)	(22)	(94)
Advertising & Publishing Segment Pro Forma Revenues	$1,434	$1,481	$1,469	$1,520	$5,904

Other – AT&T	$473	$463	$476	$496	$1,908
Other – BellSouth	89	85	85	84	343
Adjustments	-	-	1	4	5
Other Segment Pro Forma Revenues	$562	$548	$562	$584	$2,256

Intercompany revenue with AT&T Mobility	$(579)	$(587)	$(626)	$(610)	$(2,402)
Other adjustments	(88)	(76)	(89)	(110)	(363)
Eliminations and Other Adjustments	$(667)	$(663)	$(715)	$(720)	$(2,765)

Total Operating Revenues	$28,900	$29,204	$29,392	$29,558	$117,054

AT&T INC.
PRO FORMA RESTATED CONSOLIDATED REVENUE BY PRODUCT SUPPLEMENTAL DETAIL FOR THE QUARTERS AND YEAR ENDED 2005
Dollars in millions

	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Operating Revenues
Voice	$12,025	$11,833	$11,600	$11,391	$46,849
Data	5,276	5,296	5,350	5,404	21,326
Wireless service	7,427	7,726	7,730	7,790	30,673
Directory	1,397	1,434	1,426	1,432	5,689
Other	2,891	3,072	3,133	3,172	12,268
Total Operating Revenues	$29,016	$29,361	$29,239	$29,189	$116,805

AT&T INC.
PRO FORMA RESTATED WIRELINE REVENUE BY PRODUCT SUPPLEMENTAL DETAIL FOR THE QUARTERS AND YEAR ENDED 2005
Dollars in millions

	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Operating Revenues
Voice	$12,241	$12,063	$11,866	$11,683	$47,853
Data	5,458	5,490	5,561	5,645	22,154
Transport	2,733	2,747	2,790	2,803	11,073
Packet-Switched	966	940	910	875	3,691
IP	1,759	1,803	1,861	1,967	7,390
Other	1,602	1,686	1,625	1,640	6,553
Total Operating Revenues	19,301	19,239	19,052	18,968	76,560

AT&T INC.
PRO FORMA RESTATED WIRELINE SEGMENT REVENUE BY CUSTOMER SUPPLEMENTAL DETAIL FOR THE QUARTERS AND YEAR ENDED 2005
Dollars in millions

	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Operating Revenues
Consumer In-region	$5,479	$5,492	$5,536	$5,586	$22,093
Business In-region	2,673	2,774	2,774	2,791	11,012
Wholesale	3,972	3,882	3,940	3,972	15,766
Enterprise	5,197	5,236	5,098	5,063	20,594
National Mass Markets	2,015	1,900	1,786	1,616	7,317
Other	(35)	(45)	(82)	(60)	(222)
Total Operating Revenues	$19,301	$19,239	$19,052	$18,968	$76,560

AT&T INC.
PRO FORMA SEGMENT REVENUES FOR THE QUARTERS AND YEAR ENDED 2005
Dollars in millions

	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Wireline – AT&T	$8,918	$8,995	$8,974	$11,567	$38,454
Wireline – AT&T Corp.	6,859	6,628	6,472	3,367	23,326
Wireline – BellSouth	4,274	4,279	4,246	4,342	17,141
Adjustments	(750)	(663)	(640)	(308)	(2,361)
Wireline Segment Pro Forma Revenues	$19,301	$19,239	$19,052	$18,968	$76,560

Wireless Segment Pro Forma Revenues	$8,237	$8,616	$8,755	$8,860	$34,468

Advertising & Publishing – AT&T	$929	$925	$932	$928	$3,714
Advertising & Publishing – BellSouth	491	531	509	529	2,060
Advertising & Publishing – Yellopages.com	14	17	17	17	65
Adjustments	(14)	(14)	(17)	(16)	(61)
Advertising & Publishing Segment Pro Forma Revenues	$1,420	$1,459	$1,441	$1,458	$5,778

Other – AT&T	$424	$433	$428	$476	$1,761
Other – AT&T Corp.	71	70	72	35	248
Other – BellSouth	91	93	93	91	368
Adjustments	(7)	(5)	(7)	(2)	(21)
Other Segment Pro Forma Revenues	$579	$591	$586	$600	$2,356

Intercompany revenue with AT&T Mobility	$(493)	$(500)	$(555)	$(577)	$(2,125)
Other adjustments	(28)	(44)	(40)	(120)	(232)
Eliminations and Other Adjustments	$(521)	$(544)	$(595)	$(697)	$(2,357)

Total Operating Revenues	$29,016	$29,361	$29,239	$29,189	$116,805